ZALE CORPORATION

June 2001

Zale: The Foundation

- North America's Largest Specialty Retailer Of Fine Jewelry
- #1 in U.S. and Canada
- Powerful Brands That Span All Consumer Segments
- Geographic and Demographic Diversity
- Mall Based Stores Leverage Traffic 365 Days A Year
- 10 Million Customer Database
- Control The Jewelry Customer In The Mall

Piercing Pagoda | ZALES | Gordon's | BAILEY BANKS & BIDDLE

PEOPLES the DIAMOND STORE | ZALES outlet | Zales.com

1994 - 2000: Where We Were

- Revenue Growth From $900 Million To Over $2 Billion
- Earnings Improvement From $.66 Per Share To $3.00
- Repositioned From "Credit Jeweler" To Specialty Retailer
- Shed Non Productive Businesses
  - *Leased Division*
  - *Credit Division*
- Added Productive Businesses
  - *Peoples Jewellers*
  - *Piercing Pagoda*
- Virtually Debt Free And Positive Cash Flow

ZALE CORPORATION

Sales Growth



(Dollars in Millions)
$2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
$920
$1,036
$1,137
$1,254
$1,314
$1,429
$1,794
$2,057
1994
1995
1996
1997
1998
1999
2000
2001E*

	1994	1995	1996	1997	1998	1999	2000	2001E*
Comp. Store %	3%	12.8%	9.9%	5.5%	9.3%	6.0%	11.6%	-4.0%
# of Locations ex. DPFJ	1,026	993	1,021	1,065	1,125	1,333	1,389	2,345

**Proforma for period ending July 31, 2001.*

ZALE CORPORATION

Net Income And EPS



(Dollars in Millions)
$120
$100
$80
$60
$40
$20
$0
7 Yr CAGR =24%
$23
$0.66
$32
$0.88
$42
$1.15
$51
$1.38
$63
$1.70
$81
$2.21
$112
$3.11
$103
$3.00
1994
1995
1996
1997
1998
1999
2000
2001E*

	1994	1995	1996	1997	1998	1999	2000	2001E*
% to Sales	2.5%	3.0%	3.7%	4.0%	4.8%	5.7%	6.2%	5.0%
EPS Growth		33%	31%	20%	23%	30%	41%	-4%

Excludes Unusual Items

** Proforma for period ending July 31, 2001.*

ZALE CORPORATION

Debt To Capital Ratio


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
56.6%
53.1%
45.9%
45.5%
42.6%
39.3%
12.3%
12.3%
1994
1995
1996
1997
1998
1999
2000
2001E*

* *Proforma for period ending July 31, 2001.*

ZALE CORPORATION

Return On Equity


% of Sales
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
7.2%
9.0%
11.0%
11.8%
13.2%
15.3%
18.8%
15.4%
1994
1995
1996
1997
1998
1999
2000
2001E*

Note: Return on Equity adjusted for benefit from net operating loss and deferred tax asset.
** Proforma for period ending July 31, 2001.*

ZALE CORPORATION

2000: What Happened

Contributing Factors

- Misinterpretation Of Business Post Millennium Year
- Slowing Economy
- Tightening In The Diamond Market

Result

- Drive For Revenue Growth Vs. Certain EPS Growth
- Excessive Promotional Activity
- Quality Of Certain Product Diminished
- Integrity Of Brands Jeopardized

2001: Where We Are

- Stabilize And Reposition Business
- Get Inventory, Expense And Capital Expenditures In Line
- Adjust To A New External Environment / Slower Growth Rates
- Ensure Individual Brand Differentiation
- Improve Dramatically On Store Execution
- Complete Piercing Pagoda Integration
- Maximize Credit Outsourcing Benefits

2002 - 2005: Where We Are Going

- Utilize Reach More Effectively

- Take Advantage Of Further Consolidation In Industry

- Get Back On Our Growth Plan

- Expand Operating Margins

ZALE CORPORATION

Long Term Investment Merits

- Leader In An Unconsolidated Industry
- Sector Is Very Favorable And Relatively Stable
- Most Diversified Portfolio And Best Brand Recognition
- Virtually Debt Free
- With Many Internal Growth Opportunities Available

ZALE CORPORATION

ZALE CORPORATION

APPENDIX

United States Jewelry Market


1994: $31 Billion
Wal-Mart
Service Mdse
JCP
Finlay
Sears
Wards
Sterling
Zale
Tiffany
Helzberg
.2
.2
.8
.9
1.0
.9
.8
.5
.5
.4
Department Stores/Mass Merchants $11B
Specialty Retailers $17B
.6
.6
Catalog/ Direct $3B
HSN
QVC


2000: $40 Billion
Zale
Wal-Mart
Sterling
Sears
Tiffany
JCP
Helzberg
Finlay
Friedman's
Service Mdse.
Whitehall
Target
KMart
.4
.4
.5
.8
1.5
1.9
2.4
1.1
1.0
1.0
.7
.5
.5
Department Stores/Mass Merchants $13B
Specialty Retailers $22B
.8
.3
Catalog/ Direct $5B
HSN
QVC

ZALE CORPORATION

Economy - Opportunities For The Leader



$4,200
$3,800
$3,400
$3,000
$2,600
$2,200
$1,800
$1,400
$1,000
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
'00
CAGR 12%
CAGR 6%
CAGR 3%
GDP
Jewelry
Zale

Source: US Department of Commerce.
Graph reflects the cumulative effect of growth in each segment beginning with the absolute value of $1,000 in 1985. Zale is depicted at a common value equal to the jewelry industry beginning at 1994.

Favorable Demographics Contribute To Industry Growth


Jewelry Spending
$ 150
120
90
60
30
$43
$140
$111
$135
$121
$83
Under 25
25-34
35-44
45-54
55-64
65-74

% Age Segment Growth 2000 vs. 2005	Under 25	25-34	35-44	45-54	55-64	65-74
	3.3%	(1.4%)	(4.9%)	12.7%	23.7%	1.5%

Data Source: U.S. Government and Census Bureau

ZALE CORPORATION

Multi Faceted Structure*

	Piercing Pagoda	ZALES Zales.com	PEOPLES the Diamond Store	ZALES outlet	Gordon's	Bailey Banks & Biddle
Customer Profile	Young Trendsetter	Classic and Traditional Middle America	Moderate Canadian with Value Focus	Value & Brand Oriented	Contemporary More Fashion Forward	Upscale
Average Sale	$29	$266	$187 CAD	$279	$277	$793
Target Customer Age	16-25	25-65	25-65	30+	30-65	35-65
Core Marketing Strategy	In Store	TV	TV	Billboard	Inserts	Direct Mail
Locations	939 Kiosks	749	171	81	307	118

* Based on Q3 2001

Brand Differentiation

		Piercing Pagoda	Zales / Zales.com	Peoples the Diamond Store	Zales outlet	Gordon's	Bailey Banks & Biddle
Customer	Advantages	Opening Price Point	Moderate	Moderate	Promotional Value Oriented	Upper Moderate	Upscale
Bridal	• First significant jewelry purchase • Lifetime customer • Consistent year-round demand	--	35%	40%	22%	27%	25%
Fashion	• Gift giving and self purchase • Maximizes all holidays • Distorts key traffic time periods	100%	58%	53%	70%	55%	54%
Watches	• Brand distinction and differentiation • Supports and builds credibility	--	7%	7%	8%	8%	21%

This presentation contains forward-looking statements, including statements regarding the Company's objectives and expectations regarding its sales and earnings, merchandising and marketing strategies, store renovation, remodeling and expansion, inventory performance, integration of acquired businesses, its industry, capital expenditures, liquidity, development of its management information systems and e-commerce sites, productivity, profitability and business execution, which are based on management's beliefs as well as assumptions made by and data currently available to management. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from those anticipated or expected in these forward looking statements. The following list, which is not intended to be an all encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's actual results to differ materially from those anticipated or expected in these forward-looking statements: that low or negative growth in the economy or in the financial markets will occur and reduce discretionary spending on goods that are, or are perceived to be "luxuries"; that strong competitive responses may impact the Company's efforts to leverage its brand power with its marketing, merchandising and promotional efforts; that seasonality of the retail jewelry business or downturns in consumer spending may adversely affect the Company's results; that the Company may not be able to manage its inventory and product supply effectively to respond to consumer demand; that the Company may not be able to integrate acquisitions into its existing operations or that new acquisition and alliance opportunities that enhance shareholder value may not be available on terms acceptable to the Company; that the efforts to redefine the strategic role of each brand may not be successful; that litigation may have an adverse effect on the financial results or reputation of the Company; that alternate sources of merchandise supply may not be available on favorable terms to the Company during the three month period leading up to the Christmas season; that key personnel who have been hired or retained by the Company may depart; that any disruption in the Company's private label credit card arrangement may adversely affect the Company's ability to provide consumer credit; or that changes in government or regulatory requirements may increase the Company's cost of operations. The Company undertakes no obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information or future circumstances.

ZALE CORPORATION